EXHIBIT 10.2


                          SECURITIES PURCHASE AGREEMENT

                                   DATED AS OF

                                OCTOBER 23, 2000

                                 BY AND BETWEEN

                      PHAGE THERAPEUTICS INTERNATIONAL INC.
                                 AS THE ISSUER,

                                       AND

                                 THE PURCHASERS
                                  (as defined)



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                                TABLE OF CONTENTS
ARTICLE I: DEFINITIONS............................................................................................... 1
         1.1 Definitions............................................................................................. 1
         1.2 Accounting Terms and Determinations..................................................................... 4

ARTICLE II. PURCHASE AND SALE OF SECURITIES.......................................................................... 4
         2.1 Purchase and Sale of Units.............................................................................. 4
         2.2 Closing and Mechanics of Payment........................................................................ 4

ARTICLE III. REPRESENTATIONS AND WARRANTIES.......................................................................... 4
         3.1 Organization and Qualification.......................................................................... 4
         3.2 Authorization and Execution............................................................................. 4
         3.3 Capitalization.......................................................................................... 5
         3.4 Governmental Authorization.............................................................................. 5
         3.5 Issuance of Shares...................................................................................... 5
         3.6 No Conflicts............................................................................................ 5
         3.7 Financial Information................................................................................... 6
         3.8 Litigation.............................................................................................. 6
         3.9 Employees............................................................................................... 6
         3.10 Environmental Matters.................................................................................. 6
         3.11 Taxes.................................................................................................. 6
         3.12 Not an Investment Company.............................................................................. 6
         3.13 Full Disclosure........................................................................................ 6
         3.14 No Solicitation; No Integration with Other Offerings................................................... 7
         3.15 Permits................................................................................................ 7
         3.16 Title.................................................................................................. 7
         3.17 Intellectual Property Rights........................................................................... 7
         3.18 Internal Accounting Controls........................................................................... 7

ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS......................................................... 7
         4.1 Investment Purpose...................................................................................... 7
         4.2 Accredited Purchaser Status............................................................................. 8
         4.3 Reliance on Exemptions.................................................................................. 8
         4.4 Information............................................................................................. 8
         4.5 No Governmental Review.................................................................................. 8
         4.6 Transfer or Resale...................................................................................... 8
         4.7 Legends................................................................................................. 9
         4.8 Authorization, Enforcement.............................................................................. 9
         4.9 Receipt of Documents.................................................................................... 9
         4.10 Due Formation of Corporate and Other Purchasers........................................................ 9
         4.11 Due Authorization of Fiduciary Purchasers.............................................................. 9
         4.12 Further Representations by Foreign Purchasers......................................................... 10
         4.13 No Legal Advice From Phage............................................................................ 10

ARTICLE V. CONDITIONS PRECEDENT TO PURCHASE OF SECURITIES........................................................... 10
         5.1 Conditions Precedent to Purchaser's Obligations to Purchase............................................ 10
         5.2 Conditions to Phage's Obligations...................................................................... 11

ARTICLE VI AFFIRMATIVE COVENANTS.................................................................................... 11
         6.1 Information............................................................................................ 11
         6.2 Payment of Obligations................................................................................. 11
         6.3 Maintenance of Existence............................................................................... 12
         6.4 Compliance with Laws................................................................................... 12
         6.5 Inspection of Property, Books and Records.............................................................. 12
         6.6 Investment Company Act................................................................................. 12
         6.7 Use of Proceeds........................................................................................ 12
         6.8 Compliance with Terms and Conditions of Material Contracts............................................. 12
         6.9 Reserved Shares and Listings........................................................................... 12
         6.10 Transfer Agent Instructions........................................................................... 13
         6.11 Maintenance of Reporting Status; Supplemental Information............................................. 13
         6.12 Form D; Blue Sky Laws................................................................................. 13
         6.13 Election of Directors................................................................................. 13
         6.14 Sales by the Purchasers............................................................................... 13
         6.15 Unit Offering......................................................................................... 13
         6.16 Form 10SB-12g......................................................................................... 13

ARTICLE VII. RESTRICTIVE LEGENDS.................................................................................... 13
         7.1 Restrictions on Transfer............................................................................... 13
         7.2 Notice of Proposed Transfers........................................................................... 14

ARTICLE VIII. ADDITIONAL AGREEMENTS AMONG THE PARTIES............................................................... 14
         8.1 Registration Rights.................................................................................... 14
         8.2 Due Diligence Expenses................................................................................. 14

ARTICLE IX. PURCHASERS' RIGHT OF FIRST REFUSAL...................................................................... 14
         9.1  Right of First Refusal................................................................................ 14

ARTICLE X. MISCELLANEOUS............................................................................................ 15
         10.1 Notices............................................................................................... 15
         10.2 No Waivers; Amendments................................................................................ 15
         10.3 Indemnification....................................................................................... 16
         10.4 Expenses.............................................................................................. 17
         10.5 Payment............................................................................................... 17
         10.6 Successors and Assigns................................................................................ 17
         10.7 Florida Law; Submission to Jurisdiction; Waiver of Jury Trial; Appointment of Agent................... 17
         10.8 Entire Agreement...................................................................................... 18
         10.9 Survival; Severability................................................................................ 18
         10.10 Title and Subtitles.................................................................................. 18
         10.11 Publicity............................................................................................ 18

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                                LIST OF SCHEDULES

Schedule I        List of Purchasers
Schedule 3.3      List of Outstanding Stock Options and Warrants

                                LIST OF EXHIBITS

Exhibit A         Form of Registration Rights Agreement
Exhibit B         Form of Common Stock Purchase Warrant


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                          SECURITIES PURCHASE AGREEMENT


         AGREEMENT, dated as of October 23, 2000, between Phage Therapeutics International Inc. ("Phage") a Florida Corporation and the persons and entities listed on Schedule I "Schedule of Purchasers" attached to this Agreement (individually the "Purchaser" collectively the "Purchasers").

                                                    R E C I T A L S:

         WHEREAS:

     A. Phage desires to sell and issue to the Purchasers, and the Purchasers desire to purchase from Phage, 2,142,857 units for an aggregate purchase price of $1,500,000;

         B. Each "Unit" will consist of one share of Phage's common stock with a par value of $0.001 per share (the "Common Stock") and one Common Stock purchase warrant (the "Warrant"). For every one and a half Warrants the holder will entitle the holder to acquire one additional share of Commons Stock of Phage at an exercise price of $0.70 per share;

         C. The Purchasers have agreed to invest an additional One Million Five Hundred Thousand Dollars ($1,500,000) in equity into Phage within seven (7) days from the date Phage files a Form 10SB-12g with the Securities and Exchange Commission. In consideration of this investment Phage has agreed to issue to the Purchasers an additional 2,142,857 Units ("Second Investment");

     D. Phage will deliver the Form  10SB-12g to Mr.  Robert Miller at least two
(2) business days prior to filing the Form 10SB-12g with the Securities and Exchange Commission; and

         E. Purchasers will have certain registration rights with respect to such shares of Common Stock issuable as interest under the Units (the "Unit Shares") and on exercise of the Warrants (the "Warrant Shares,")( the Unit Shares and the Warrant Shares being collectively referred to herein as the "Shares") as set forth in the Registration Rights Agreement in the form attached hereto as Exhibit A;

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE I: DEFINITIONS

     1.1 Definitions. The following terms, as used herein, have the following meanings: "Affiliate" means, with respect to any Person (the "Subject Person"), (i) any other Person (a "Controlling Person") that directly, or indirectly through one or more intermediaries, Controls the Subject Person or (ii) any other Person (other than the Subject Person or a Consolidated Subsidiary of the Subject Person) which is Controlled by or is under common Control with a Controlling Person.

         "Agreement" means this Securities Purchase Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of Seattle are authorized or required by law to close.

          "Closing Bid Price" will mean for any security as of any date, the lowest closing bid price as reported by Bloomberg, L.P. ("Bloomberg") on the principal securities exchange or trading market where such security is listed or traded or, if the foregoing does not apply, the lowest closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no lowest trading price is reported for such security by Bloomberg, then the average of the bid prices of any market makers for such securities as reported in the "Pink Sheets" by the National Quotation Bureau, Inc. If the lowest closing bid price cannot be calculated for such security on such date on any of the foregoing bases, the lowest closing bid price of such security on such date will be the fair market value as mutually determined by The Purchasers and Phage for which the calculation of the closing bid price requires, and in the absence of such mutual determination, as determined by the Board of Directors of Phage in good faith.

         "Commission" means the Securities and Exchange Commission or any entity succeeding to all of its material functions.

         "Common Stock" means the common stock, $0.001 par value per share, of Phage.

         "Company Corporate Documents" means the articles of organization and bylaws of Phage.


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         "Consolidated  Subsidiary" means at any date with respect to any Person or Subsidiary, any Person the accounts of which would be consolidated with those of such Person or Subsidiary in its consolidated financial statements if such statements were prepared as of such date.

         "Control" (including, with correlative meanings, the terms "Controlling," "Controlled by" and under "common Control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments issued by such Person, (iii) all obligations of such Person as lessee which (y) are capitalized in accordance with GAAP or (z) arise pursuant to sale-leaseback transactions, (iv) all reimbursement obligations of such Person in respect of letters of credit or other similar instruments, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vi) all Debt of others Guaranteed by such Person.

         "Default" means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Directors" means the individuals then serving on the Board of Directors or similar such management council of Phage.

         "Environmental  Laws"  means  any and all  federal,  state,  local  and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "GAAP" has the meaning set forth in Section 1.2.

         "Initial Closing Date" means the date of this Agreement or as otherwise agreed to by the parties.

         "Intellectual Property" has the meaning set forth in Section 3.17.

         "Lien" means any lien, mechanic's lien, materialmen's lien, lease, easement, charge, encumbrance, mortgage, conditional sale agreement, title retention agreement, agreement to sell or convey, option, claim, title imperfection, encroachment or other survey defect, pledge, restriction, security interest or other adverse claim, whether arising by contract or under law or otherwise (including, without limitation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

         "Listing Applications" has the meaning set forth in Section 3.4.

         "Nasdaq Market" means the Nasdaq Stock Market's National Market System.

     "National Market" means the Nasdaq Market, the Nasdaq Small Cap Market, the New York Stock Exchange, Inc. or the American Stock Exchange, Inc.

         "Notice of Exercise" means the form to be delivered by a holder of a Warrant on exercise of all or a portion to Phage substantially in the form of Exhibit A to the Warrant.

         "OTC Bulletin Board" means the over-the-counter bulletin board operated by the NASD.

         "Permits" means all domestic and foreign licenses, franchises, grants, authorizations, permits, easements, variances, exemptions, consents, certificates, orders and approvals necessary to own, lease and operate the properties of, and to carry on the business of Phage and its Subsidiary.

         "Person" means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision) or other entity of any kind.

     "Phage" means Phage Therapeutics International Inc., a Florida corporation, and its successors.

         "Purchase Price" means the purchase price for the Securities set forth in Section 2.2 of this Agreement.

         "Purchasers" means the persons and entities listed on Schedule I "Schedule of Purchasers" attached to this Agreement.

         "Registrable Securities" has the meaning set forth in Section 8.1.

         "Registration Rights Agreement" means the agreement between Phage and The Purchasers dated the date of this Agreement substantially in the form set forth in Exhibit A attached hereto.

         "Reserved Amount" has the meaning set forth in Section 6.9(a).

         "Second Closing Date" means the seventh (7th) Business Day from the date Phage files a Form 10SB-12g with the Commission.

         "Securities" means the Units, the Warrants and, the Shares.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" has the meaning set forth in the Recitals.

     "Subsidiary" means, Phage Therapeutics, Inc., a Washington corporation, and its successors.

         "Subsidiary    Corporate   Documents"   means   the   certificates   of
incorporation and bylaws of Phage's Subsidiary.

         "Transaction Agreements" means this Agreement, the Warrants and Warrant Agreement, and the Registration Rights Agreement.

         "Transfer" means any disposition of Securities whether or not such disposition would constitute a sale under the Securities Act.

         "Warrant" means the Common Stock Purchase Warrant substantially in the form set forth in Exhibit B hereto.

         1.2 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein will be interpreted, all accounting determinations hereunder will be made, and all financial statements required to be delivered hereunder will be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a consistent basis with Phage's prior practice (except for interim financial statements and for changes concurred in by Phage's independent public accountants) ("GAAP"). All references to "dollars," "Dollars" or "$" are to United States dollars unless otherwise indicated.

                   ARTICLE II. PURCHASE AND SALE OF SECURITIES

         2.1 Purchase and Sale of Units. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Purchaser agrees, severally and not jointly, to purchase and Phage agrees to sell and issue to each Purchaser, severally and not jointly:

(3) at the Initial Closing, Units in amounts corresponding with the subscription amount set out opposite each Purchaser's name on Schedule I attached to this Agreement. The aggregate principal amount of all Units being issued at the Initial Closing pursuant to this Agreement is One Million Five Hundred Thousand Dollars ($1,500,000); and

(4) at the Second Closing, Units in the amount corresponding with the subscription amount set out opposite each Purchaser's name on Schedule I attached to this Agreement. The aggregate principal amount of all Units being issued at the Second Closing pursuant to this Agreement is One Million Five Hundred Thousand Dollars ($1,500,000).

         2.2 Closing and Mechanics of Payment.
             --------------------------------

         (a) The Purchase Price will be paid on each respective Closing date by wire transfer of immediately available funds. Phage acknowledges having received the funds due in connection with the Initial Closing under this Agreement.

2) Phage will issue the underlying Shares and Warrants forming the Units within five business days of the receipt of the requisite funds on each respective Closing date.
1)

                   ARTICLE III. REPRESENTATIONS AND WARRANTIES

         Phage represents and warrants to the Purchasers, as of October 23, 2000, the following:

         3.1 Organization and Qualification. Phage and each Subsidiary is a corporation (or other legal entity) duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Phage is qualified to conduct business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where such failure would not have a Material Adverse Effect. A "Material Adverse Effect" means any material adverse effect on the operations, results of operations, properties, assets or condition (financial or otherwise) of Phage and its Subsidiary, taken as a whole, or on the transactions contemplated under this Agreement or by the agreements or instruments to be entered into in connection with this Agreement.

         3.2 Authorization and Execution.
             ---------------------------

         (a) Phage has all requisite corporate power and authority to enter into and perform each Transaction Agreement and to consummate the transactions contemplated under this Agreement and to issue the Securities in accordance with the terms of this Agreement.

         (b) The execution, delivery and performance by Phage of each Transaction Agreement and the issuance by Phage of the Securities have been duly and validly authorized by the Board of Directors of Phage and no further consent or authorization of Phage, its Board of Directors or its shareholders is required.

         (c)      This Agreement has been duly executed and delivered by Phage.

         (d) This Agreement constitutes, and on execution and delivery by Phage, each of the Transaction Agreements will constitute, a valid and binding agreement of Phage, in each case enforceable against Phage in accordance with its respective terms subject to:

          (i) applicable bankruptcy, insolvency or similar laws affecting the enforceability of creditors rights generally; and

               (ii)     equitable principals of general applicability.

         3.3 Capitalization. The authorized capital stock of Phage consists of 50,000,000 shares of common stock with a par value of $0.001 per share. As of October 23, 2000, Phage had 8,566,873 shares of common stock issued and outstanding. All of such outstanding shares of capital stock are validly issued, fully paid and nonassessable. No shares of capital stock of Phage are subject to preemptive rights or similar rights of the shareholders of Phage or any liens or encumbrances imposed through the actions or failure to act of Phage. Other than as set forth on Schedule 3.3 hereto, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of Phage or its Subsidiary, or arrangements by which Phage or its Subsidiary is or may become bound to issue additional shares of capital stock of Phage or its Subsidiary, and (ii) there are no agreements or arrangements under which Phage or its Subsidiary are obligated to register the sale of any of its or their securities under the Securities Act (except pursuant to the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by Phage (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Units or Shares. Phage has furnished to the Purchasers true and correct copies of Phage's Corporate Documents, and the terms of all securities convertible into or exercisable for Common Stock.

         3.4 Governmental Authorization. The execution and delivery by Phage of the Transaction Agreements does not and will not, the issuance and sale by Phage of the Securities does not and will not, and the consummation of the transactions contemplated under this Agreement and by the other Transaction Agreements will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official except:

         (a) such actions or filings that have been undertaken or made prior to the date of this Agreement and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date of this Agreement or which are not required to be filed on or prior to the Initial Closing Date;

          (b) such actions or filings that, if not obtained, would not result in a Material Adverse Effect;

          (c) listing applications ("Listing Applications") to be filed with the Pink Sheets or the OTC Bulletin Board or the National Market relating to the Shares, if applicable; and

         (d)      the filing of a "Form D" as  described  in Section  6.12 below
                  and  the  filing  of  any  requisite   documents  under  state
                  securities ("Blue Sky") laws.

         3.5 Issuance of Shares. On issuance of the Unit Shares and exercise of the Warrants, the Shares will be duly and validly issued and outstanding, fully paid and nonassessable, free and clear of any Liens and charges and will not be subject to preemptive rights or similar rights of any other shareholders of Phage. Assuming the representations and warranties of the Purchasers herein are true and correct in all material respects, each of the Securities will have been issued in material compliance with all applicable U.S. federal and state securities laws. Phage understands and acknowledges that the issuance of Shares will dilute the ownership interests of other shareholders of Phage. Phage further acknowledges that its obligation to issue Shares as part of the Units and exercise of the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of Phage.

         3.6 No Conflicts. The execution and delivery by Phage of the Transaction Agreements to which it is a party did not and will not, the issuance and sale by Phage of the Securities did not and will not and the consummation of the transactions contemplated under this Agreement and by the other Transaction Agreements will not, contravene or constitute a default under or violation of:

          (a) any provision of applicable law or regulation known by Phage to be applicable to it;

         (b)      Phage Corporate Documents;

         (c) any material agreement, judgment, injunction, order, decree or other instrument binding on Phage or any Subsidiary or any of their respective assets, or result in the creation or imposition of any material Lien on any asset of Phage or any Subsidiary.

To its knowledge, Phage and each Subsidiary is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality having jurisdiction over the conduct of its businesses or the ownership of its properties, except where such failure would not have a Material Adverse Effect.

         3.7 Financial Information. Since June 30, 2000 (the "Balance Sheet Date") there has been (x) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of Phage and its Subsidiary taken as a whole, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and (y) no material, adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of Phage and its Subsidiary except in the ordinary course of business; and to the knowledge of Phage no fact or condition exists which might cause such a change in the future. The unaudited consolidated balance sheets of Phage and its Subsidiary for the periods ending December 31, 1999, and June 30, 2000, respectively, and the related unaudited consolidated statements of income, changes in shareholders' equity and changes in cash flows for the periods then ended, including the footnotes thereto, except as indicated therein, (i) complied in all material respects with applicable accounting requirements and (ii) have been prepared in accordance with GAAP consistently applied throughout the periods indicated, except that the unaudited financial statements do not contain notes and may be subject to normal audit adjustments and normal annual adjustments. Such financial statements fairly present the financial condition of Phage and its Subsidiary at the dates indicated and the consolidated results of their operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against and all Debts and liabilities of Phage and its Subsidiary, fixed or contingency required to be reflected therein in accordance with GAAP.

         3.8 Litigation. There is no action, suit or proceeding pending or, to the knowledge of Phage, threatened against Phage or any Subsidiary, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could be reasonably expected to have a Material Adverse Effect or which challenges the validity of any Transaction Agreements.

         3.9 Employees. Neither Phage nor its Subsidiary is involved in any labor dispute nor, to the knowledge of Phage or its Subsidiary, is any such dispute threatened. None of Phage's or its Subsidiary' employees is a member of a union and Phage and its Subsidiary believe that their relations with their employees are good. Phage does not have any employee benefit plan as defined by the Employee Retirement Income Security Act of 1974, as amended.

     3.10  Environmental   Matters.   Phage  and  its  Subsidiary  conducts  its
businesses  in  compliance  in  all  material   respects  with  all   applicable
Environmental Laws.

         3.11 Taxes. All United States federal, state, county, municipality, local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of Phage and each Subsidiary have been or will be filed and all material taxes due and payable pursuant to such returns or pursuant to any assessment received by Phage and each Subsidiary have been or will be paid except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of Phage and each Subsidiary in respect of taxes and other governmental charges have been established in accordance with GAAP.

     3.12 Not an Investment Company. Neither Phage nor any Subsidiary is an "Investment Company" within the meaning of Investment Company Act of 1940, as amended.

         3.13 Full Disclosure. The information heretofore furnished by Phage to the Purchasers for purposes of or in connection with this Agreement or any transaction contemplated by this Agreement does not contain any untrue statement of a material fact.

         3.14 No Solicitation; No Integration with Other Offerings. No form of general solicitation or general advertising was used by Phage or, to its knowledge, any other Person acting on behalf of Phage, in connection with the offer and sale of the Securities. Neither Phage, nor, to its knowledge, any Person acting on behalf of Phage, has, either directly or indirectly, sold or offered for sale to any Person (other than the Purchasers) any of the Securities or, within the six months prior to the date of this Agreement, any other similar security of Phage except as contemplated by this Agreement, and Phage represents that neither itself nor any Person authorized to act on its behalf (except that Phage makes no representation as to the Purchasers and their Affiliates) will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect with, any Person or Persons so as thereby to cause the issuance or sale of any of the Securities to be in violation of any of the provisions of section 5 of the Securities Act. The issuance of the Securities to the Purchasers will not be integrated with any other issuance of Phage's securities (past, current or future).

         3.15 Permits. To the best of Phage's knowledge, Phage and each of its Subsidiary has, or is in the process of obtaining, all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect its business, properties or financial condition and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. Neither Phage nor any Subsidiary is in default in any material respect under any of such franchises, permits, licenses or other similar authority.

         3.16 Title. Phage does not own any real property. Any real property and facilities held under lease by Phage and its Subsidiary are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Phage and its Subsidiary.

         3.17 Intellectual Property Rights. Each of Phage and its Subsidiary owns, or is licensed under, and has the rights to use, all material to the knowledge of Phage, patents, trademarks, trade names, copyrights, technology, know-how and processes (collectively, "Intellectual Property") used in, or necessary for the conduct of its business; no claims have been asserted by any Person to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto. To Phage's and its Subsidiary' knowledge, there is no valid basis for any such claim and the use of such Intellectual Property by Phage and its Subsidiary will not infringe on the rights of any Person.

     3.18 Internal Accounting Controls. Phage and each of its Subsidiary maintain a system of internal accounting controls sufficient, in the judgment of Phage's Board of Directors, to provide reasonable assurance that:

(3) transactions are executed in accordance with managements' general or specific authorizations;

(4) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability;

(5) access to assets is permitted only in accordance with management's general or specific authorization; and

(6) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser represents and warrants, severally and not jointly, that:

         4.1 Investment Purpose. Each Purchaser is acquiring the Units and the underlying Warrants and Shares, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Purchaser reserves the right to dispose of Shares at any time in accordance with or pursuant to an effective registration statement covering such Shares or an available exemption under the 1933 Act.

     4.2  Accredited   Purchaser  Status.   Each  Purchaser  is  an  "accredited
Purchaser" as that term is defined in Rule 501(a)(3) of Regulation D.

         4.3 Reliance on Exemptions. Each Purchaser understands that the Units and the underlying Warrants and Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States Federal and state securities laws and that Phage is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such securities.

         4.4 Information. Such Purchaser and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of Phage and information he deemed material to making an informed investment decision regarding his purchase of the Units and the underlying Warrants and Shares, which have been requested by such Purchaser. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of Phage and its management. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser's right to rely on Phage's representations and warranties contained in this Agreement. Such Purchaser understands that its investment in the Units and the underlying Warrants and Shares involves a high degree of risk. Purchaser is in a position regarding Phage, which, based upon employment, family relationship or economic bargaining power, enabled and enables Purchaser to obtain information from Phage in order to evaluate the merits and risks of this investment. Such Purchaser has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Units and the underlying Warrants and Shares.

         4.5 No Governmental Review. Such Purchaser understands that no United States Federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units or the underlying Warrants and Shares, or the fairness or suitability of the investment in the Units or the underlying Warrants and Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Units or the underlying Warrants and Shares.

     4.6 Transfer or Resale. Such Purchaser understands that except as provided in the Registration Rights Agreement:


         (a) the Units and the underlying Warrants and Shares have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless:
                  (i)      subsequently registered there under; or
                  (ii) such Purchaser shall have delivered to Phage an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements;

         (b) any sale of such securities made in reliance on Rule 144 under the 1933 Act (or a successor rule thereto) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC there under; and

         (c) neither Phage nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption there under. Phage reserves the right to place stop transfer instructions against the shares and certificates for the Warrants and Shares.

         4.7 Legends. Such Purchaser understands that the certificates or other instruments representing the stock certificates representing the Warrants and Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD,
                  TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

         The legend set forth above shall be removed and Phage shall issue a certificate without such legend to the holder of the Shares upon which it is stamped, if, unless otherwise required by state securities laws:

     (a) in connection with a sale transaction, provided the Shares are registered under the 1933 Act; or

         (b) in connection with a sale transaction, such holder provides Phage with an opinion of counsel, in form acceptable to Phage and its counsel, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the 1933 Act.

         4.8 Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and is a valid and binding agreement of such Purchaser enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     4.9 Receipt of Documents. Such Purchaser and his or its counsel has received and read in their entirety:

     (a) this Agreement and each representation, warranty and covenant set forth in this Agreement and the Registration Rights Agreement;

     (b) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;

     (c) Phage's unaudited financial statements for the periods ending December 31, 1999 and June 30, 2000; and

     (d) answers to all questions the Purchaser submitted to Phage regarding an investment in Phage; and the Purchaser has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

         4.10 Due Formation of Corporate and Other Purchasers. If the Purchaser(s) is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Units and is not prohibited from doing so.

         4.11 Due Authorization of Fiduciary Purchasers. If the Purchaser(s) is purchasing the in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Purchaser(s) has been duly authorized and empowered to execute this Agreement and such other person fulfills all the requirements for purchase of the Units and agrees to be bound by the obligations, representations, warranties, and covenants contained herein. Upon request of Phage, the Purchaser(s) will provide true, complete and current copies of all relevant documents creating the
Purchasers, authorizing its investment in Phage and/or evidencing the satisfaction of the foregoing.

         4.12 Further Representations by Foreign Purchasers. If Purchaser(s) is not a U.S. Person (as defined), such Purchaser represents that such Purchaser(s) is satisfied as to full observance of the laws of such Purchaser's jurisdiction in connection with any invitation to subscribe for the securities or any use of this Agreement, including:

     (a) the legal requirements of such Purchaser's jurisdiction for the purchase of the securities;

     (b)  any foreign exchange restrictions applicable to such purchase;

     (c)  any governmental or other consents that may need to be obtained; and

     (d) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the securities.

Such Purchaser's subscription and payment for, and such Purchaser's continued beneficial ownership of, the securities will not violate any applicable securities or other laws of such Purchaser's jurisdiction. The term "U.S. Person" as used herein shall mean any person who is a citizen or resident of the United States or Canada, or any state, territory or possession thereof, including but not limited to any estate of any such person, or any corporation, partnership, trust or other entity created or existing under the laws thereof, or any entity controlled or owned by any of the foregoing.

         4.13 No Legal Advice From Phage. The Purchaser(s) acknowledge that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Purchaser is relying solely on such counsel and advisors and not on any statements or representations of Phage or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

            ARTICLE V. CONDITIONS PRECEDENT TO PURCHASE OF SECURITIES

         5.1 Conditions Precedent to Purchaser's Obligations to Purchase. The obligation of the Purchaser(s) hereunder to purchase the Initial Units and the Second Units is subject to the satisfaction, on or before the Initial Closing Date, of each of the following conditions, provided that these conditions are for Purchaser's sole benefit and may be waived by Purchaser(s) at any time in its sole discretion:

     (a) Phage will have duly executed this Agreement and the Registration Rights Agreement, and delivered the same to the Purchaser(s);

         (b) Phage will having agreed to deliver to the Purchaser(s) duly executed certificates representing the Shares and Warrants underlying the Units in accordance with section 2.2(b) of this Agreement;

         (c) The representations and warranties of Phage contained in each Transaction Agreement will be true and correct in all material respects as of the date when made and as of the Initial
                  Closing Date as though made at such time (except for representations and warranties that speak as of a specified date) and Phage will have performed, satisfied and complied with all covenants, agreements and conditions required by such Transaction Agreements to be performed, satisfied or complied with by it at or prior to the Initial Closing Date;

         (d) Phage will have received all governmental, Board of Directors, shareholders and third party consents and approvals necessary or desirable in connection with the issuance and sale of the Securities and the consummation of the transactions contemplated by the Transaction Agreements;

         (e) Phage will have authorized and reserved for issuance the Common Shares issuable as part of the Units and the exercise of all Warrants pursuant to this Agreement.

         (f) Phage Corporate Documents and the Subsidiary Corporate Documents, if any, will be in full force and effect and no term or condition will have been amended, waived or otherwise modified without the prior written consent of the Purchasers;

         (g) There will have occurred no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of Phage or any Subsidiary since June 30, 2000;

         (h) There will exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that challenges the validity of or purports to affect this Agreement or any other Transaction Agreement, or other transaction contemplated under this Agreement or that could reasonably be expected to have a Material Adverse Effect, or any material adverse effect on the enforceability of the Transaction Agreements or the Securities or the rights of the holders of the Securities or the Purchasers hereunder; and

         (i) with regard to the Second Closing Date only, Phage will have provided the Purchaser(s) evidence that it has filed a Form 10SB-12g with the Commission seven (7) days prior to the Second Investment.

Subsection 5.1(i) is an obligation and condition to be met on or before the Second Closing Date only and is not a condition of the Initial Closing Date.

         5.2 Conditions to Phage's Obligations. The obligations of Phage to issue and sell the Securities to the Purchasers pursuant to this Agreement are subject to the satisfaction, at or prior to the Initial Closing Date, of the following conditions:

         (a) The representations and warranties of the Purchasers contained herein will be true and correct in all material respects on the Initial Closing Date and the Purchasers will have performed - and complied in all material respects with all agreements required by this Agreement to be performed or complied with by the Purchasers at or prior to the Initial Closing Date;

     (b) The issue and sale of the Securities by Phage will not be prohibited by any applicable law, court order or governmental regulation;

     (c) Receipt by Phage of duly executed counterparts of this Agreement and the Registration Rights Agreement signed by the Purchasers;

         (d)      Phage will have received payment of the Purchase Price; and

         (e) There will exist no action, suit, investigation, litigation or proceeding pending or threatened m any court or before any arbitrator or governmental instrumentality that challenges the validity of or purports to effect this Agreement or any other Transaction Agreement, or other transaction contemplated under this Agreement or that could reasonably be expected to have a Material Adverse Effect, or any material adverse effect on the enforceability of the Transaction Agreements, or the Securities, or the rights of the holders of the Securities or the Purchasers hereunder.

                        ARTICLE VI AFFIRMATIVE COVENANTS

         Phage and the Purchasers hereby agree that, from and after the date of this Agreement for so long as any Securities remain outstanding and for the benefit of each other:

         6.1 Information. Phage will deliver to each holder of the Securities promptly on the mailing to the shareholders of Phage generally, copies of all financial statements, reports and proxy statements so mailed and any other document generally distributed to shareholders.

         6.2 Payment of Obligations. Phage will, and will cause each Subsidiary to, pay and discharge, at or before maturity, all their respective material obligations, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings and will maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

         6.3 Maintenance of Existence. Phage will, and will cause each Subsidiary to, continue to engage in business of the same general type as now conducted by Phage and such Subsidiary, and will preserve, renew and keep in full force and effect its respective corporate existence and their respective material rights, privileges and franchises necessary or desirable in the normal conduct of business.

         6.4 Compliance with Laws. Phage will, and will cause each Subsidiary to, comply, in all material respects, with all federal, state, municipal, local or foreign applicable laws, ordinances, rules, regulations, municipal by-laws, codes and requirements of governmental authorities except where compliance therewith is contested in good faith by appropriate proceedings or where non-compliance therewith could not reasonably be expected, in the aggregate, to have a Material Adverse Effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of Phage or such Subsidiary.

         6.5 Inspection of Property, Books and Records. Phage will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries will be made of all dealings and transactions in relation to their respective businesses and activities; and will permit, during normal business hours, Purchasers' representative(s) or an affiliate(s), as representatives of the Purchasers, to visit and inspect any of their respective properties, on reasonable prior notice, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective executive officers and independent public accountants (and by this provision Phage authorizes its independent public accountants to disclose and discuss with the Purchasers the affairs, finances and accounts of Phage and its Subsidiary in the presence of a representative of Phage; provided, however, that such discussions will not result in any unreasonable expense to Phage, without Company consent), all at such reasonable times.

         6.6 Investment Company Act. Phage will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under section 8 of the Investment Company Act of 1940, as amended.

         6.7 Use of Proceeds. The proceeds from the issuance and sale of the Units by Phage will be used for general corporate purposes. None of the proceeds from the issuance and sale of the Units by Phage pursuant to this Agreement will be used directly or indirectly for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System.

         6.8 Compliance with Terms and Conditions of Material Contracts. Phage will, and will cause each Subsidiary to, comply, in all material respects, with all terms and conditions of all material contracts to which it is subject except in particular circumstances in which Phage determines it to 'be in the best interests of Phage not to comply.

         6.9 Reserved Shares and Listings.
             ----------------------------

     (a) Phage will at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the Warrants and issuance of the Shares as part of the Units in the Second Investment (the "Reserved Amount"). Phage will not reduce the Reserved Amount without the prior written consent of the Purchasers. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Shares issued or issuable on purchaser of the Units in the Second Investment and exercise of all Warrants, Phage will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares, in the case of an insufficient number of authorized shares.

         (b) If required, Phage will promptly file the Listing Applications and secure the listing of the Shares on each national securities exchange or automated quotation system, if any, on which shares of Common Stock are then listed (subject to official notice of issuance) and will maintain, so long as any other shares of Common Stock will be so listed, such listing of all Shares from time to time issuable on purchase of the Units in the Second Investment and Warrants, respectively. Phage will comply in all respects with Phage's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers, Inc. (the "NASD") and such exchanges, as applicable.

         6.10 Transfer Agent Instructions. On receipt of a Notice of Exercise, Phage will immediately direct Phage's transfer agent to issue certificates, registered in the name of Purchaser(s) or their nominees, for the Shares, in such amounts as specified from time to time by the Purchasers to Phage on proper exercise of the Warrants. On exercise of any Warrants in accordance with their terms, Phage will, and will use its best lawful efforts to cause its transfer agent to, issue one or more certificates representing shares of Common Stock in such name or names and in such denominations specified by a Purchaser in a Notice of Exercise. Nothing in this Section 6.10 will affect in any way a Purchaser's obligation to comply with all securities laws applicable to a Purchaser on resale of such shares of Common Stock, including any prospectus delivery requirements.

         6.11 Maintenance of Reporting Status; Supplemental Information. Phage agrees to file a Form 10SB-12g with the Commission within sixty (60) days of the date of this Agreement in order to become a "Reporting Issuer" as defined in the Exchange Act. So long as any of the Securities are outstanding and Phage is deemed a Reporting Issuer, Phage will timely file all reports required to be filed with the Commission pursuant to the Exchange Act. If at anytime Phage is not subject to the requirements of section 13 or 15(d) of the Exchange Act, Phage will promptly furnish at its expense, on request, for the benefit of the holders from time to time of Securities, and prospective purchasers of Securities, information satisfying the information requirements of Rule 144 under the Securities Act.

         6.12 Form D; Blue Sky Laws. Phage agrees to file a "Form D" with respect to the Securities as required under Regulation D of the Securities Act and to provide a copy to the the Purchasers promptly after such filing. Phage will, on or before the Initial Closing Date, take such action as Phage will reasonably determine is necessary to qualify the Securities for sale to the Purchasers at the Initial Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and will provide evidence of any such action so taken to the Purchasers on or prior to the Initial Closing Date.

         6.13 Election of Directors. The Board of Directors of Phage currently consist of Messrs. Darren Pylot, Gaetano Morello, and Richard Honour. On Initial Closing, the Board of Directors will appoint a non-Canadian resident nominee selected by the Purchasers to the Board of Directors of Phage.

         6.14 Sales by the Purchasers. Each Purchaser agrees that it will not effect or cause any of its affiliates to effect a short sale of Common Stock for so long as any of the Warrants remain outstanding or the Purchasers or their affiliates hold any Securities.

         6.15 Unit Offering. Subject to the satisfaction of the terms and conditions of this Agreement, the Purchasers irrevocably agree to invest an additional One Million Five Hundred Thousand Dollars ($1,500,000) in equity into Phage within seven (7) days from the date Phage files a Form 10SB-12g with the Commission. Phage in consideration of this investment has agreed to issue to the Purchasers 2,142,857 units on receipt of these funds. Each "Initial Unit" will consist of one share of Phage Common Stock and one common stock purchase warrant (the "Series One Warrant"). For every one and a half Warrants the holder will be entitled to acquire one additional share of common stock of Phage at an exercise price of $0.70 per share. These Warrants will be exercisable at any time on or before September 15, 2001 and their right of exercise will be subject to the Purchasers having fully exercised the Warrants received at the Initial Closing.

         6.16 Form 10SB-12g. Phage will deliver the Form 10SB-12g to Mr. Robert Miller at least two (2) business days prior to filing the Form 10SB-12g with the Securities and Exchange Commission.

                        ARTICLE VII. RESTRICTIVE LEGENDS

         7.1 Restrictions on Transfer. From and after their respective dates of issuance, none of the Securities will be transferable except on the conditions specified in this Article VII and in Subsection 4(1)g concerning Legends, which conditions are intended to ensure compliance with the provisions of the Securities Act in respect of the Transfer of any of such Securities or any interest therein. The Purchasers will cause any proposed transferee of any Securities held by it to agree to take and hold such Securities subject to the provisions and on the conditions specified in this Article VII.

         7.2 Notice of Proposed Transfers. Prior to any proposed Transfer of the Securities the holder will give written notice to Phage of such holder's intention to effect such Transfer, setting forth the manner and circumstances of the proposed Transfer, which will be accompanied by:

     (a) an opinion of counsel reasonably acceptable to Phage, confirming that such transfer does not give rise to a violation of the Securities Act;

     (b) representation letters in form and substance reasonably satisfactory to Phage to ensure compliance with the provisions of the Securities Act; and

     (c) letters in form and substance reasonably satisfactory to Phage from each such transferee stating such transferee's agreement to be bound by the terms of this Agreement and the Registration Rights Agreement.

Such proposed Transfer may be effected only if Phage will have received such notice of transfer, opinion of counsel, representation letters and other letters referred to in the immediately preceding sentence, whereon the holder of such Securities will be entitled to Transfer such Securities in accordance with the terms of the notice delivered by the holder to Phage.

              ARTICLE VIII. ADDITIONAL AGREEMENTS AMONG THE PARTIES

     8.1 Registration Rights. Phage will grant the Purchasers registration rights covering the Shares (the: "Registrable Securities") on the terms set forth in the Registration Rights Agreement and this Agreement.

         8.2 Due Diligence Expenses. Phage agrees to offset the expenses incurred by the Purchasers in conducting their due diligence of Phage and its subsidiary by payment of the sum of twenty five thousand dollars ($25,000) as directed by Mr. Robert Miller as agent for the Purchasers.

                 ARTICLE IX. PURCHASERS' RIGHT OF FIRST REFUSAL

         9.1 Right of First Refusal. Phage hereby grants to each Purchaser the right of first refusal to purchase its pro rata share of all or any part of any New Securities (as defined in this Section 9.1) which Phage may, from time to time, propose to sell and issue. A Purchaser's pro rata share, for purposes of this right of first refusal, is the ratio that the sum of the Units held by such Purchaser to the sum of the total number of Units as set out opposite of each Purchaser's name on Schedule I attached to this Agreement.

     (a) Except as set out below, "New Securities" will mean any shares of capital stock of Phage including Common Stock and Preferred, whether now authorized or not, and rights, options or warrants to purchase said shares of Common Stock or Preferred, and securities of any type whatsoever that are, or may become, convertible into said shares of Common Stock or Preferred. Notwithstanding the foregoing, "New Securities" does not include (i) the Shares and the Conversion Stock,
          (ii) securities offered to the public generally pursuant to a registration statement or pursuant to Regulation A under the Securities Act, (iii) securities issued in the acquisition of another corporation by Phage by merger, purchase of substantially all of the assets or other reorganization whereby Phage or its shareholders own not less than fifty-one percent (51%) of the voting power of the surviving or successor corporation, (iv) shares of Phage's Common Stock or related options exercisable for such Common Stock issued to employees, officers and directors of, and consultants, customers, and vendors to, Phage, pursuant to any arrangement approved by the Board of Directors of Phage, (v) stock issued pursuant to any rights or agreements, including without limitation convertible securities, options and warrants, provided that the rights of first refusal established by this Section 9.1 apply with respect to the initial sale or grant by Phage of such rights or agreements, (vi) stock issued in connection with any stock split, stock dividend or recapitalization by Phage.

         (b) In the event Phage proposes to undertake an issuance of New Securities, it will give each Purchaser written notice of its intention, describing the type of New Securities, and the price and terms upon which Phage proposes to issue the same. Each Purchaser will have ten (10) days from the date of receipt of any such notice to agree to purchase up to the Purchaser's respective pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to Phage and stating therein the quantity of New Securities to be purchased.

     (c) In the event a Purchaser fails to exercise such right of first refusal within said ten (10) day period, Phage will have ninety (90) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby will be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by Purchasers at the price and upon the terms no more favorable to the purchasers of such securities than specified in Phage's notice. In the event Phage has not sold the New Securities or entered into an agreement to sell the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), Phage will not thereafter issue or sell any of such New Securities, without first offering such securities in the manner provided above.

         (d) The right of first refusal granted under this Agreement will expire upon the first to occur of the following: (i) the closing of the first public offering of the Common Stock of
                  Phage to the general public which is effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act, and such right of first refusal and related right of notice will not apply to the offer or sale of shares pursuant to such public offering;
                  (ii) September 30, 2001, or (iii) as to a Purchaser if such Purchaser no longer holds at least 2,000,000 shares of Common Stock and/or Warrants (appropriately adjusted for Recapitalizations).

         (e) The right of first refusal hereunder is not assignable except by each of such Purchasers to any wholly-owned subsidiary or constituent partner who acquires at least 500,000 shares (appropriately adjusted for Recapitalizations).

                            ARTICLE X. MISCELLANEOUS

         10.1 Notices. All notices, demands and other communications to any party hereunder will be in writing (including telecopier or similar writing) and will be given to such party at its address set forth on the signature pages of this Agreement, or such other address as such party may hereafter specify for the purpose to the other parties. Each such notice, demand or other communication will be effective:

         (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature page of this Agreement, the sender has received electronic confirmation of the transmission and the sender has provided contemporaneous telephonic notice to the recipient of such transmission;

         (b) if given by mail, four days after such communication is deposited in the United States mail with first class postage prepaid, addressed as aforesaid; or

     (c) if given by any other means, when delivered at the address specified in or pursuant to this Section.

For purposes of telephonic notice to Phage in clause (a) above, such telephonic notice will be to Darren Pylot unless Phage notifies the Purchasers of other individuals to whom telephone notice may be directed.

         10.2 No Waivers; Amendments.
              ----------------------

2) No failure or delay on the part of any party in exercising any right, power or remedy hereunder will operate as a waiver, nor will any single or partial exercise of any such right, power or remedy preclude any other or further exercise or the exercise of any other right, power or remedy.

2) Any provision of this Agreement may be amended, supplemented or waived if, but only if, such amendment, supplement or waiver is in writing and is signed by Phage and the Purchasers; provided, that without the consent of each holder of any Unit affected thereby, an amendment or waiver may not:

               (i) reduce the aggregate principal amount of Units whose holders must consent to an amendment or waiver;

                           (ii) reduce the rate or extend the time for payment of interest on any Unit; (iii) reduce the principal amount of or extend the stated maturity of any Unit; or (iv) make any Unit payable in money or property other than as stated in such Unit.
                  In determining whether the holders of the requisite principal amount of Units have concurred in any direction, consent, or waiver as provided in any Transaction Agreement, Units which are owned by Phage or any other obligor on or guarantor of the Units, or by any Person Controlling, Controlled by, or under common Control with any of the foregoing, will be disregarded and deemed not to be outstanding for the purpose of any such determination; and PROVIDED FURTHER that no such amendment, supplement or waiver which affects the rights of the Purchasers and their affiliates otherwise than solely in their capacities as holders of Units will be effective with respect to them without their prior written consent.

         10.3 Indemnification.
              ---------------

               3) Phage agrees to indemnify and hold harmless the Purchaser(s), its Affiliates, and each Person, if any, who controls Purchaser(s), or any of its Affiliates, within the meaning of the Securities Act or the Exchange Act (each, a "Controlling Person"), and the respective partners, agents, employees, officers and Directors of the Purchasers, their Affiliates and any such Controlling Person (each a "Purchaser Indemnified Party") and collectively, the "Purchaser Indemnified Parties"), from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation and as incurred, reasonable costs of investigating, preparing or defending any such claim or action, whether or not such the Purchasers Indemnified Party is a party thereto, provided that Phage will not be obligated to advance such costs to any the Purchasers Indemnified Party other than the Purchasers unless it has received from such the Purchasers Indemnified Party an undertaking to repay to Phage the costs so advanced if it should be determined by final judgment of a court of competent jurisdiction that such the Purchasers Indemnified Party was not entitled to indemnification hereunder with respect to such costs) which may be incurred by such the Purchasers Indemnified Party in connection with any investigative, administrative or judicial proceeding brought or threatened that relates to or arises out of, or is in connection with any activities contemplated by any
                    Transaction  Agreement  or any other  services  rendered  in connection herewith; provided that Phage will not be responsible for any claims, liabilities, losses, damages or expenses that are determined by final judgment of a court of competent jurisdiction to result from such the Purchasers Indemnified Party's gross negligence, willful misconduct or bad faith.

               14) The Purchasers agrees to indemnify and hold harmless Phage, its Affiliates, and each Person, if any, who controls Phage, or any of its Affiliates, within the meaning of the Securities Act or the Exchange Act (each, a "Controlling Person"), and the respective employees, officers and Directors of Phage (each a "Company Indemnified Party") and collectively, the "Company Indemnified Parties"), from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation and as incurred, reasonable costs of investigating, preparing or defending any such claim or action, whether or not such Company Indemnified Party is a party thereto, provided that the Purchasers will not be obligated to advance such costs to any Company Indemnified Party other than Phage unless it has received from such Company Indemnified Party an undertaking to repay to the Purchaser the costs so advanced if it should be determined by final judgment of a court of competent jurisdiction that such Company Indemnified Party was not entitled to indemnification hereunder with respect to such costs) which may be incurred by such Company Indemnified Party in connection with any investigative, administrative or judicial proceeding brought or threatened that relates to or arises out of, or is in connection with any activities contemplated by any Transaction Agreement or any other services rendered in connection herewith; provided that the Purchasers will not be responsible for any claims, liabilities, losses, damages or expenses that are determined by final judgment of a court of competent jurisdiction to result from such Company Indemnified Party's gross negligence, willful misconduct or bad faith.

     12) If any action will be brought against a Purchasers Indemnified Party or a Company Indemnified Party (each an "Indemnified Party") with respect to which indemnity may be sought against a party under this Agreement, such Indemnified Party will promptly notify the party or parties from whom indemnification is being claimed (the "Indemnifying Party") in writing and the Indemnifying Party, at its option, may, assume the defense, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all reasonable fees and expenses. The failure to so notify the Indemnifying Party will not affect any obligations the Indemnifying Party may have to such Indemnified Party under this Agreement or otherwise unless the Indemnifying Party is materially adversely affected by such failure.. Such Indemnified Party will have 'the right to employ separate counsel in such action and participate in the defense, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless


     (i) the Indemnifying Party has failed to assume the defense and employ counsel; or

     (ii) the named parties to any such action (including any impleaded parties) include such Indemnified Party and the Indemnifying Party, and such Indemnified Party will have been advised by counsel that there may be one or more legal defenses available to it which conflict with those available to the Indemnifying Party; in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party will not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, PROVIDED, HOWEVER, that the Indemnifying Party will not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the reasonable fees and expenses of more than one such firm of separate counsel, in addition to any local counsel, which counsel will be designated by the Indemnified Party. The Indemnifying Party will not be liable for any settlement of any such action effected without the written consent of the Indemnifying Party (which will not be unreasonably withheld) and the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Party from and against any loss or liability by reason of settlement of any action effected with the consent of the Indemnifying Party. In addition, the Indemnifying Party will not, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in respect to which indemnification may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination includes an express unconditional release of the Indemnified Party and the other Indemnified Parties, satisfactory in form and substance to the Indemnified Party, from all liability arising out of such action, claim, suit or proceeding.

(8) The indemnification and expense reimbursement obligations set forth in this Section 10.3 will be in addition to any liability any Indemnifying Party may have to any Indemnified Party at common law or otherwise; will survive the termination of this Agreement and the other Transaction Agreements and the payment in full of the Units; and will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Purchasers or Phage or any other Indemnified Party.

         10.4 Expenses. Phage and each Purchaser will bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated under this Agreement.

     10.5 Payment. Phage agrees that, so long as the Purchasers will own any Units purchased by it from Phage hereunder, Phage will make payments to the Purchasers of all amounts due thereon by wire transfer by 5:00 P.M. (P.S.T.).

         10.6 Successors and Assigns. This Agreement will be binding on Phage and on the Purchasers and its respective successors and assigns. So long as the Units remain outstanding, Phage will not assign or otherwise transfer its rights or obligations under this Agreement to any other Person without the prior written consent of the Purchasers. All provisions hereunder purporting to give rights to the Purchasers and its affiliates or to holders of Securities are for the express benefit of such Persons and their successors and assigns.

         10.7 Florida Law; Submission to Jurisdiction; Waiver of Jury Trial; Appointment of Agent. THIS AGREEMENT Will BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF FLORIDA AND OF ANY FEDERAL DISTRICT COURT SITTING IN MIAMI, FLORIDA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY THE MAILING OF COPIES BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH HEREIN. NOTHING HEREIN Will AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, EACH PARTY WAIVES ITS RIGHT TO A TRIAL BY JURY.

         10.8 Entire Agreement. This Agreement, the Exhibits or Schedules attached, which include, but are not limited to the Warrant and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter of this Agreement and supercedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter of this Agreement. The terms and conditions of all Exhibits and Schedules to this Agreement are incorporated herein by this reference and will constitute part of this Agreement as is fully set forth herein.

         10.9 Survival; Severability. The representations, warranties, covenants and agreements of the parties hereto will survive the Initial Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision; provided that such severability will be ineffective if it materially changes the economic benefit of this Agreement to any party.

         10.10 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         10.11 Publicity. Phage and the Purchasers will consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party will issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent will not be unreasonably withheld or delayed, except that no prior consent will be required if such disclosure is required by law, in which such case the disclosing party will provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, Phage will not publicly disclose the name of Purchaser(s) without the prior written consent of Purchaser, except to the extent required by law, in which case Phage will provide Purchaser with prior written notice of such public disclosure.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers, as of the date first above written.


                  PHAGE THERAPEUTICS INTERNATIONAL INC.


                            /s/ Darren Pylot /s/
                           By: Darren Pylot
                           Title:   President

                           Address:     Phage Therapeutics International Inc.
                           22116 23rd Drive SE
                           Bothell, Washington 98201
                           Tel: (425) 482-9511
                           Fax.: (425) 482-0834



/s/ Robert Miller/s/                     /s/ Bolivar Longines SA /s/
--------------------                      --------------------------
Name:    Robert Miller                   Name:    Bolivar Longines SA

Address: 1645 South Miami Avenue         Address: Centro Comercial Naraya
          Miami, Florida 33129                     Piso 4 Oficina L-10
                                                  Alta Vista, Puerto Ordaz
                                                  Venezula


/s/ Ricardo Requena /s/                  /s/ Cadaques S.A. /s/
-----------------------                  ---------------------
Name:    Ricardo Requena                 Name:    Cadaques S.A.

Address: 25 de Mayo 444 Piso 2           Address: Benito Blanco 675, Apt. 401
          11000 Montevideo                         11300 Montevideo
          Urguay                                   Urguay


/s/ Blanca de Longo /s/
Name:    Blanca de Longo                 /s/ Stratton S.A. /s/
                                         ---------------------
                                         Name:    Stratton S.A.
Address: Carace 524, Apt. 701
          Montevideo                     Address: 25 de Mayo 444 Piso 2
          Urguay                                   11000 Montevideo
                                                   Urguay


/s/ GIG Limited /s/
Name:    GIG Limited

Address: 105 Marbel Drive
          Grand Cayman BWI



                                   SCHEDULE I

                             SCHEDULE OF PURCHASERS


----------------------------- ------------------------------------------------------- ------------------------------

            Name                             Address/Facsimile Number                 $ Amount of Subscription
----------------------------- ------------------------------------------------------- ------------------------------
----------------------------- ------------------------------------------------------- ------------------------------

Robert Miller                 1645 South Miami Avenue                                 $  130,000
                               Miami, Florida 33129                                   $  220,000
                                                                                      ----------
                                                                                      $  350,000 = Total
----------------------------- ------------------------------------------------------- ------------------------------
----------------------------- ------------------------------------------------------- ------------------------------

Bolivar Longines SA           Centro Comercial Naraya                                 $    70,000
                               Piso 4 Oficina L-10
                              Alta Vista, Puerto Ordaz
                              Venezula
----------------------------- ------------------------------------------------------- ------------------------------
----------------------------- ------------------------------------------------------- ------------------------------

Ricardo Requena               25 de Mayo 444 Piso 2                                   $  140,000
                              11000 Montevideo
                              Urguay
----------------------------- ------------------------------------------------------- ------------------------------
----------------------------- ------------------------------------------------------- ------------------------------

Cadaques S.A.                 Benito Blanco 675, Apt. 401                             $  350,000
                              11300 Montevideo
                              Urguay
----------------------------- ------------------------------------------------------- ------------------------------
----------------------------- ------------------------------------------------------- ------------------------------

Blanca de Longo               Carace 524, Apt. 701                                    $   70,000
                              Montevideo
                               Urguay

----------------------------- ------------------------------------------------------- ------------------------------
----------------------------- ------------------------------------------------------- ------------------------------

Stratton S.A.                 25 de Mayo 444 Piso 2                                   $  180,000
                              11000 Montevideo
                              Urguay
----------------------------- ------------------------------------------------------- ------------------------------
----------------------------- ------------------------------------------------------- ------------------------------

GIG Limited                   105 Marbel Drive                                        $  350,000
                              Grand Cayman BWI


----------------------------- -------------------------------------------------------
----------------------------- -------------------------------------------------------

                                                                              TOTAL:  $ 1,510,000




